SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)  June 16, 2004
                                                ------------------------------


                               Chase Funding, Inc.
 ------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



New York                              333-106428                  13-3840732
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(State or other jurisdiction     (Commission File Number)      (I.R.S. Employer
of incorporation)                                            Identification No.)


343 Thornall Street, Edison, New Jersey                               08837
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(Address of principal executive offices)                            (Zip Code)

Registrant's telephone number, including area code (732) 205-0600
                                                  ---------------


                                 Not applicable
     -----------------------------------------------------------------------
         (Former name or former address, if changed since last report.)


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ITEM 5.     Other Events
            ------------

            Attached as exhibits are certain Computational Materials (as defined in the no-action letter issued by the staff of the Securities and Exchange Commission (the "Commission") on May 20, 1994, regarding Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. and Kidder Structured Asset Corporation and as further modified by a no-action letter issued by the staff of the Commission on May 27, 1994, to the Public Securities Association (the "PSA")) and certain Structural Term Sheets and Collateral Term Sheets (as defined in the no-action letter issued by the Commission on February 17, 1995 to the PSA) furnished to Chase Funding, Inc. (the "Company") by J.P. Morgan Securities Inc. (the "Underwriter") in respect of the Company's proposed offering of certain classes of the Chase Funding, Mortgage Loan Asset-Backed Certificates, Series 2004-2 (such classes, the "Certificates").

            The Certificates will be offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Act"). The Certificates will be registered pursuant to the Act under the Company's Registration Statement on Form S-3 (No. 333-106428) (the "Registration Statement"). The Company hereby incorporates the attached Structural Term Sheets, Collateral Term Sheets and Computational Materials by reference in the Registration Statement.

            The Structural Term Sheets, Collateral Term Sheets and Computational Materials were prepared solely by J.P. Morgan Securities Inc., and the Registrant did not prepare or participate in the preparation of the Structural Term Sheets, Collateral Term Sheets or Computational Materials.

            Any statement or information contained in the attached Structural Term Sheets, Collateral Term Sheets and Computational Materials shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

ITEM 7.     Financial Statements and Exhibits
            ---------------------------------

            (c) Exhibits

            Item 601(a)
            of Regulation S-K
            Exhibit No.                         Description
            -----------                         -----------

            (99.1)                              Structural Term Sheets,
                                                Collateral Term Sheets and
                                                Computational Materials prepared
                                                by J.P. Morgan Securities Inc.
                                                in connection with certain
                                                classes of the Chase Funding,
                                                Mortgage Loan Asset-Backed
                                                Certificates, Series 2004-2.

            (99.2) Computational Materials prepared by J.P. Morgan Securities Inc. in connection with certain classes of Chase Funding,
                                                Mortgage Loan Asset Backed
                                                Certificates, Series 2004-2.

            (99.3) Computational Materials prepared by J.P. Morgan Securities Inc. in connection with certain classes of Chase Funding,
                                                Mortgage Loan Asset Backed
                                                Certificates, Series 2004-2.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          CHASE FUNDING, INC.



June 16, 2004
-------------                             By:  /s/ Michael Crilley
                                               -------------------------
                                                 Michael Crilley
                                                 Vice President

                                INDEX TO EXHIBITS
                                -----------------


                                                          Paper (P) or
    Exhibit No.       Description                         Electronic (E)
    -----------       -----------                         --------------
          (99.1)      Structural Term Sheets,                    (E)
                      Collateral Term Sheets and
                      Computational Materials prepared
                      by J.P. Morgan Securities Inc. in
                      connection with certain classes
                      of the Chase Funding, Mortgage
                      Loan Asset-Backed Certificates,
                      Series 2004-2.

          (99.2)      Computational Materials prepared           (E)
                      by J.P. Morgan Securities Inc. in
                      connection with certain classes
                      of the Chase Funding, Mortgage
                      Loan Asset-Backed Certificates,
                      Series 2004-2.

          (99.3)      Computational Materials prepared           (E)
                      by J.P. Morgan Securities Inc. in
                      connection with certain classes
                      of the Chase Funding, Mortgage
                      Loan Asset-Backed Certificates,
                      Series 2004-2.